SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          Form 8-K


                       CURRENT REPORT


             PURSUANT TO SECTION 13 OR 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report:  May 18, 1995


              Harleysville National Corporation
- ------------------------------------------------------------
   (Exact name of registrant as specified in its charter)


               Commission file number 0-15237



         Pennsylvania                                 23-2210237
- ----------------------------------                ------------------
  (State or other jurisdiction of                   (I.R.S. Employer
   incorporation or organization)                  Identification No.)



483 Main Street, Harleysville, Pennsylvania            19438
- -------------------------------------------            -----------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (215) 256-8851

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Item 1. - None

Item 2. - None

Item 3. - None

Item 4. - Changes in Registrant's Certifying Accountant

 (I) Effective May 11, 1995, the registrant has elected not to reappoint KPMG Peat Marwick LLP as its independent accountants and to appoint Grant Thornton LLP as its independent accountants. KPMG Peat Marwick LLP's reports on the financial statements for the two fiscal years ended December 31, 1994 and 1993 were unqualified and did not contain an adverse opinion, any disclaimers, qualification or modification as to uncertainty, audit scope, or accounting principles. The decision to change firms was recommended by the Audit Committee of the Board of Directors.

      In connection with the audits of the financial statements of the registrant for the fiscal years ended December 31, 1994 and 1993 and during the period commencing January 1, 1995 through May 10, 1995, there were no disagreements or any reportable events as described in the applicable sections of Item 304(a) of Regulation SK.

Item 5. - None

Item 6. - None

Item 7. - Financial Statements and Exhibits

 (c)  Exhibits:
      Letters from KPMG Peat Marwick LLP

Item 8. - None

                         SIGNATURES:


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              HARLEYSVILLE NATIONAL CORPORATION




                              /s/ Walter E. Daller, Jr.
                              -----------------------------------
                              Walter E. Daller, Jr., President
                              and Chief Executive Officer
                              (Principal executive officer)



                              /s/ Vernon L. Hunsberger
                              -----------------------------------
                              Vernon L. Hunsberger, Treasurer
                              (Principal financial and accounting
                                        officer)


Date:  May 18, 1995